[Ad.Venture Partners, Inc. Letterhead]

July 2, 2007

Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
335 Madison Avenue, 10th Floor
New York, NY 10017

Ladies and Gentlemen:

In consideration of (i) the amendment dated July 2, 2007 to that certain Secured Non-Convertible Revolving Note dated July 31, 2006 by and among Laurus Master Fund, Ltd. (“Laurus”), 180 Connect Inc. (“180 Connect”) and the other parties thereto to increase 180 Connect’s revolving loan facility from $37.0 million to $45.0 million; and (ii) the amendment dated July 2, 2007 to that certain overadvance letter dated July 31, 2006 by and among Laurus, 180 Connect and the other parties thereto to extend the maturity of the existing $9 million overadvance to the earlier of (y) the closing of the arrangement (the “Arrangement”) pursuant to that certain Arrangement Agreement dated as of March 13, 2007 by and among 6732097 Canada Inc., Ad.Venture Partners, Inc. (“Ad.Venture”) and 180 Connect or (z) 45 days following a no vote on the Arrangement by Ad.Venture stockholders (but in no event later than September 30, 2007), Ad.Venture hereby agrees, as soon as practicable following the closing of the Arrangement, to issue to Laurus 250,000 Warrants in the form attached hereto as Exhibit A (the “Warrants”). The parties hereto agree and acknowledge that Ad.Venture will not be required to issue the Warrants unless and until the Arrangement is consummated. In addition, under no circumstances will Ad.Venture be obligated to pay holders of Warrants any cash or other consideration or otherwise “net cash settle” any Warrants. The Warrants will be issued in a private placement and will be “restricted securities” within the meaning of the Securities Act of 1933. All such Warrants and the shares of common stock underlying such Warrants shall be subject to a lock-up period of one year.

[Signature page follows]

Sincerely, /s/ Ilan Slasky Ilan Slasky President

Acknowledged and agreed by:

Laurus Master Fund, Ltd.

By:      /s/ Eugene Grin
Name:
Title:

Exhibit A

Form of Warrant

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT CERTIFICATE

Warrant Certificate evidencing

Warrants to Purchase

Common Stock, par value $.0001

As described herein.

Ad.Venture Partners, Inc.

No. ___________	CUSIP No. _____________

VOID AFTER 5:00 P.M., NEW YORK TIME, ON _______ __, 2___, OR UPON EARLIER REDEMPTION

This certifies that Laurus Master Fund, Ltd. (“Laurus”) or registered assigns is the registered holder of 250,000 warrants to purchase certain securities (each a “Warrant”). Each Warrant entitles the holder thereof, subject to the provisions contained herein, to purchase from Ad.Venture Partners, Inc., a Delaware corporation (the “Company”), one share of the Company’s Common Stock (each, a “Share”), at the Exercise Price set forth below. The exercise price of each Warrant (the “Exercise Price”) shall be equal to the closing price of the Company’s Common Stock quoted on the OTC Bulletin Board on the date of the closing of the arrangement (the “Arrangement”) pursuant to that certain Arrangement Agreement dated as of March 13, 2007 by and among the Company, 6732097 Canada Inc., and 180 Connect Inc.

Each Warrant evidenced hereby may be exercised at any time, as specified herein, on any Business Day (as defined below) on or prior to the fifth anniversary of the closing of the Arrangement (the “Expiration Date”). Each Warrant remaining unexercised after 5:00 P.M., New York time, on the Expiration Date shall become void, and all rights of the holder of this Warrant Certificate evidencing such Warrant shall cease.

In no event will the Company be obligated to pay holders of Warrants any cash or other consideration or otherwise “net cash settle” any Warrants.

The holder of the Warrants represented by this Warrant Certificate may exercise any Warrant evidenced hereby by delivering, not later than 5:00 P.M., New York time, on any Business Day on or prior to the Expiration Date (the “Exercise Date”) to the Company, (i) this Warrant Certificate, (ii) an election to purchase (“Election to Purchase”), properly executed by the holder hereof on the reverse of this Warrant Certificate, and substantially in the form included on the reverse of hereof and (iii) the Exercise Price for each Warrant to be exercised in lawful money of the United States of America by certified or official bank check or by bank wire transfer in immediately available funds. If any of (a) this Warrant Certificate, (b) the Election to Purchase, or (c) the Exercise Price therefor, is received by the Company after 5:00 P.M., New York time, on the specified Exercise Date, the Warrants will be deemed to be received and exercised on the Business Day next succeeding the Exercise Date. If the date specified as the Exercise Date is not a Business Day, the Warrants will be deemed to be received and exercised on the next succeeding day which is a Business Day. If the Warrants to be exercised are received or deemed to be received after the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Company will be returned to the holder as soon as practicable. In no event will interest accrue on funds deposited with the Company in respect of an exercise or attempted exercise of Warrants.

As used herein, the term “Business Day” means any day that is not a Saturday or Sunday and is not a United States federal holiday or a day on which banking institutions generally are authorized or obligated by law or regulation to close in New York.

Warrants may be exercised only in whole numbers of Warrants. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. If fewer than all of the Warrants evidenced by this Warrant Certificate are exercised, a new Warrant Certificate for the number of Warrants remaining unexercised shall be executed by the Company and delivered to the holder of this Warrant Certificate at the address specified on the books of the Company or as otherwise specified by such Registered Holder.

Laurus hereby agrees that Laurus shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, the Warrants or the Shares issuable upon exercise of the Warrants until the first anniversary of the closing of the Arrangement.

The accrual of dividends, if any, on the Shares issued upon the valid exercise of any Warrant will be governed by the terms generally applicable to such Shares. From and after the issuance of such Shares, the former holder of the Warrants exercised will be entitled to the benefits generally available to other holders of Shares and such former holder’s right to receive payments of dividends and any other amounts payable in respect of the Shares shall be governed by, and shall be subject to, the terms and provisions generally applicable to such Shares.

The Exercise Price and the number of Shares purchasable upon the exercise of each Warrant shall be subject to adjustment as follows: (1) if after the date hereof, and otherwise subject to the terms of this Warrant Certificate, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock, or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares of Common Stock; and (2) if after the date hereof, and otherwise subject to the terms of this Warrant Certificate, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrants is adjusted, as provided in items (1) and (2) above, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter. Upon the occurrence of any event specified in this paragraph, the Company shall give written notice to the Warrant holder, at the last address set forth for such holder in the warrant register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

Upon due presentment for registration of transfer or exchange of this Warrant Certificate the Company shall execute, in the name of the designated transferee one or more new Warrant Certificates of any authorized denomination evidencing in the aggregate a like number of unexercised Warrants.

Neither this Warrant Certificate nor the Warrants evidenced hereby shall entitle the holder hereof or thereof to any of the rights of a holder of the Shares, including, without limitation, the right to receive dividends, if any, or payments upon the liquidation, dissolution or winding up of the Company or to exercise voting rights, if any.

The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Warrant Certificate.

This Warrant Certificate may not be amended without the consent of the holder of this Warrant Certificate or the Warrants evidenced thereby.

The Warrants have been issued in a private placement and are “restricted securities” within the meaning of the Securities Act of 1933.

THIS WARRANT CERTIFICATE AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS FORMED AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated as of ________ __, 2007

Ad.Venture Partners, Inc. By: ________________________ Howard S. Balter, Chief Executive Officer

[REVERSE]

Instructions for Exercise of Warrant

To exercise the Warrants evidenced hereby, the holder must, by 5:00 P.M., New York time, on the specified Exercise Date, deliver to the Company, a certified or official bank check or a wire transfer in immediately available funds, in each case payable to the Company, in an amount equal to the Exercise Price in full for the Warrants exercised. In addition, the Warrant holder must provide the information required below and deliver this Warrant Certificate to the Company at the address set forth below. The Warrant Certificate and this Election to Purchase must be received by the Company by 5:00 P.M., New York time, on the specified Exercise Date.

ELECTION TO PURCHASE
TO BE EXECUTED IF WARRANT HOLDER DESIRES
TO EXERCISE THE WARRANTS EVIDENCED HEREBY

The undersigned hereby irrevocably elects to exercise, on __________, ____ (the “Exercise Date”), _____________ Warrants, evidenced by this Warrant Certificate, to purchase, _________________ of the shares of Common Stock (each, a “Share”) of Ad.Venture Partners, Inc., a Delaware corporation (the “Company”), and represents that on or before the Exercise Date such holder has tendered payment for such Shares by certified or official bank check or bank wire transfer in immediately available funds to the order of the Company, in the amount of $_____________ in accordance with the terms hereof. The undersigned requests that said number of Shares be in fully registered form, registered in such names and delivered, all as specified in accordance with the instructions set forth below.

If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate evidencing the remaining balance of the Warrants evidenced hereby be issued and delivered to the holder of the Warrant Certificate unless otherwise specified in the instructions below.

Dated: ______________ __, ____

Name__________________________

_________________ / / / / - / / /- / / / / / (Insert Social Security or Other Identifying Number of Holder)	(Please Print) Address_______________________________ _______________________________

Signature_____________________

This Warrant may only be exercised by presentation to the Company at one of the following locations:

By hand at:

By mail at:

The method of delivery of this Warrant Certificate is at the option and risk of the exercising holder and the delivery of this Warrant Certificate will be deemed to be made only when actually received by the Company. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery.

(Instructions as to form and delivery of Shares and/or Warrant Certificates)

Name in which Shares are to be registered if other than in the name of the registered holder of this Warrant Certificate:

Address to which Shares are to be mailed if other than to the address of the registered holder of this Warrant Certificate as shown on the books of the Company:
(Street Address)

(City and State) (Zip Code)

Name in which Warrant Certificate evidencing unexercised Warrants, if any, are to be registered if other than in the name of the registered holder of this Warrant Certificate:

Address to which certificate representing
unexercised Warrants, if any, are to be
mailed if other than to the address of
the registered holder of this Warrant
Certificate as shown on the books of
the Company:

(Street Address)

(City and State) (Zip Code)

Dated:

Signature

Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate. If Shares, or a Warrant Certificate evidencing unexercised Warrants, are to be issued in a name other than that of the registered holder hereof or are to be delivered to an address other than the address of such holder as shown on the books of the Company, the above signature must be guaranteed by a an Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended).

SIGNATURE GUARANTEE
Name of Firm _________________________________
Address  ____________________________________
Area Code
    and Number ________________________________
Authorized
    Signature __________________________________
Name _______________________________________
Title ________________________________________
Dated: ______________________________, 200_____

ASSIGNMENT

(FORM OF ASSIGNMENT TO BE EXECUTED IF WARRANT HOLDER
DESIRES TO TRANSFER WARRANTS EVIDENCED HEREBY)

FOR VALUE RECEIVED, _________________ HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO ________________________

(Please print name and address including zip code of assignee)	(Please insert social security or other identifying number of assignee)

the rights represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint ____________ Attorney to transfer said Warrant Certificate on the books of the Company with full power of substitution in the premises.

Dated:
Signature

(Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by an Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended).

SIGNATURE GUARANTEE
Name of Firm _________________________________
Address  ____________________________________
Area Code
    and Number ________________________________
Authorized
    Signature __________________________________
Name _______________________________________
Title ________________________________________
Dated: ______________________________, 200_____